UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2006

                      Safety Components International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                 000-23938                  33-0596831
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)           Identification Number)

               41 Stevens Street, Greenville, South Carolina 29605 (Address, Including Zip Code, of Principal Executive Offices)

                                 (864) 240-2600
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On January 5, 2006, the Company's President and Chief Executive Officer, John C. Corey, who is also a director of the Company, resigned from all positions with the Company and its subsidiaries effective January 15, 2006 in order to accept the position of President and Chief Executive Officer of Stoneridge, Inc., a publicly traded manufacturer of electronic parts and accessories for motor vehicles, for which Mr. Corey has served as a director for two years. The Company's board of directors on January 10, 2006 appointed the Company's Vice President, Chief Financial Officer and Secretary, Brian P. Menezes, as Interim President and Chief Executive Officer of the Company. Mr. Menezes will continue to serve as Chief Financial Officer and Secretary of the Company. The Company's press release filed as Exhibit 99.1 to this current report on Form 8-K is incorporated herein by reference.

      Mr. Menezes (age 53) has served as Vice President, Chief Financial Officer and Secretary of the Company since September 1999. From October 1997 to September 1999, Mr. Menezes served as Vice President and General Manager of Odyssey Knowledge Solutions, Inc., a Canadian software and systems development company focused on web-based e-commerce and enterprise solutions. From January 1993 to June 1997, Mr. Menezes served as Vice President of Operations for Cooper Industries (Canada) Inc. Automotive Products ("Cooper"), the largest supplier in the Canadian automotive replacement parts market. From January 1993 to June 1995, Mr. Menezes also served as the Vice President of Finance of Cooper. A description of the material terms of his employment arrangements and certain other transactions with the Company are set forth under the headings "Directors and Executive Officers of the Company - Certain Relationships and Related Transactions" and "Compensation of Directors and Executive Officers - Employment Agreements" and the other sections referred to therein in the Company's Schedule 14F1 filed with the Commission on November 18, 2005, which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

99.1  Press Release of the Company dated January 11, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SAFETY COMPONENTS INTERNATIONAL, INC.


                               By:  /s/ Brian P. Menezes
                                    --------------------------------------------
                                    Brian P. Menezes
                                    Vice President & Chief Financial Officer

Date: January 11, 2006

                                    Exhibits

99.1  Press Release of the Company dated January 11, 2006.